Exhibit 10.1
EXECUTION COPY
SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT
     This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”) is entered into as of March 26, 2010, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), MARTIN OPERATING GP LLC, a Delaware limited liability company, PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, PRISM GAS SYSTEMS GP, L.L.C., a Texas limited liability company, PRISM GULF COAST SYSTEMS, L.L.C., a Texas limited liability company, MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., a Louisiana limited liability company, WOODLAWN PIPELINE CO., INC., a Texas corporation, and PRISM LIQUIDS PIPELINE LLC, a Texas limited liability company, as guarantors, the financial institutions party hereto (collectively, the “Lenders”), and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders, L/C Issuer and a Lender.
     WHEREAS, the Borrower, the MLP, the Administrative Agent, and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2006, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 28, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 24, 2008, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2009 (the “Fourth Amendment”), and that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of January 14, 2010 (as amended, and as further renewed, extended, amended or restated, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Credit Agreement be amended and modified as described herein, and the Administrative Agent and the Lenders party hereto are willing to permit such amendment and modification, subject to the terms and conditions hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Sixth Amendment, terms used in this Sixth Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Sixth Amendment.
     SECTION 2. Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 of this Sixth Amendment, the Credit Agreement is amended as follows:
     (a) The reference to “November 9, 2012” in the definition of “Stated Maturity Date” in Section 1.01 of the Credit Agreement (Defined Terms) is replaced with “March 15, 2013”.
     (b) Section 2.06 of the Credit Agreement (Repayment of Loans) is amended in its entirety to read as follows:
     “Section 2.06 The Borrower shall repay to the Revolver Lenders on the Maturity Date the aggregate principal amount of all Committed Revolver Loans outstanding on such date.”

     (c) Section 2.16 of the Credit Agreement (Increase in Revolver Commitment) is amended in its entirety to read as follows:
     “Section 2.16 [Reserved].”
     (d) Clause (a)(ix)(C) of Section 7.02 of the Credit Agreement (Investments and Acquisitions) is amended by replacing “$25,000,000” therein with “$40,000,000”.
     (e) Clause (b) of Section 7.02 of the Credit Agreement (Investments and Acquisitions) is amended in its entirety to read as follows:
     “(b) make any Acquisition, or acquisition of the capital stock or securities of another Person, unless: (i) the purchase price therefor does not exceed $75,000,000; (ii) the Leverage Ratio as of the last day of the most recent fiscal quarter for which financial statements are available, after giving pro forma effect thereto in accordance with Section 7.15(e), is less than or equal to 4.25 to 1.00, (iii) the Senior Leverage Ratio as of the last day of the most recent fiscal quarter for which financial statements are available, after giving pro forma effect thereto in accordance with Section 7.15(e), is less than or equal to 2.50 to 1.00, (iv) after giving pro forma effect thereto in accordance with Section 7.15(e), the Borrower can borrow at least $40,000,000 under the Revolver Facility in compliance with (A) Section 4.02 of the Credit Agreement and (B) the financial covenants in Section 7.15 of the Credit Agreement tested as of the last day of the most recent fiscal quarter for which financial statements are available, and (v) if any such Acquisition or Investment results in the ownership of assets located outside the United States or equity interests in any Person that is not a Domestic Person, (A) such Acquisition or Investment constitutes a Foreign Investment, and (B) the aggregate amount of all Foreign Investments does not exceed $30,000,000; or”
     (f) Clause (b) of Section 7.15 of the Credit Agreement (Financial Covenants) is amended in its entirety to read as follows:
     “(b) Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter to be greater than 4.50 to 1.00.”
     (g) Clause (c) of Section 7.15 of the Credit Agreement (Financial Covenants) is amended in its entirety to read as follows:
     “(c) Senior Leverage Ratio. Permit the Senior Leverage Ratio as of the end of any fiscal quarter to be greater than 2.75 to 1.00.”
     (h) Section 7.16 of the Credit Agreement (Capital Expenditures) is amended in its entirety to read as follows:
     “Section 7.16 [Reserved].”
     (i) Schedule 1.01(a) to the Credit Agreement (Applicable Rate) is hereby amended in its entirety to read as set forth on Annex A attached hereto.
     SECTION 3. Conditions of Effectiveness. This Sixth Amendment shall not be effective until the date (the “Sixth Amendment Effective Date”) each of the following conditions precedent has been satisfied in full:

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     (a) receipt by the Administrative Agent of such evidence as the Administrative Agent and Wells Fargo Securities LLC and RBC Capital Markets (collectively, the “Arrangers”) may reasonably require to verify that (i) the MLP has issued at least $200,000,000 in senior unsecured Indebtedness in compliance with Section 7.04(d) of the Credit Agreement (the “Unsecured Debt Issuance”), and (ii) after giving effect to the conversion reflected in Section 4 hereof, the Borrower has prepaid Committed Revolver Loans as required by Section 2.04(b)(ii) of the Credit Agreement and, notwithstanding anything to the contrary required by Section 2.04 of the Credit Agreement, the Borrower has reduced the Revolver Commitment in an amount equal to the sum of (A) $75,000,000 and (B) the product of (1) 0.25 and (2) the amount of the Unsecured Debt Issuance in excess of $200,000,000; provided, that in no event shall the Aggregate Committed Sum be reduced below $250,000,000 in connection with the Unsecured Debt Issuance.
     (b) receipt by the Administrative Agent of a counterpart of this Sixth Amendment executed by each of the parties hereto (which may be by telecopy or electronic transmission);
     (c) delivery of certified copies of authorizing resolutions for the Borrower and each Guarantor as the Administrative Agent may require;
     (d) a certificate signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing as of such date, (iii) since December 31, 2009, there has occurred no material adverse change in the business, assets, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the MLP General Partner, the MLP, the Borrower General Partner or the Borrower and its subsidiaries, taken as a whole, (iv) there is no litigation, investigation or proceeding known to and affecting the Borrower or any Borrower Affiliate for which the Borrower is required to give notice pursuant to Section 6.03(c) of the Credit Agreement (or, if there is any such litigation, investigation or proceeding, then a notice containing the information required by Section 6.03(c) of the Credit Agreement shall be given concurrently with the delivery of the certificate given pursuant to this clause (d)), and (v) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or Governmental Authority by or against the Borrower, any Guarantor, the MLP General Partner, or any of their respective properties that (A) could reasonably be expected to materially and adversely affect the Borrower or any Guarantor, or (B) seeks to affect or pertains to any transaction contemplated hereby that could reasonably be expected to have a Material Adverse Effect or that seeks to affect or pertains to the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents;
     (e) payment of (i) fees to the Administrative Agent, for the benefit of each Lender executing this Sixth Amendment by 12:00 p.m. Central Time on March 12, 2010, in the amount separately agreed to by the Borrower and indicated by written notice from the Administrative Agent to the Lenders, and (ii) Attorney Costs of the Administrative Agent;
     (f) opinion from Baker Botts L.L.P., counsel to each Loan Party, in form and substance satisfactory to the Administrative Agent and the Arrangers; and
     (g) such other documents as may be reasonably required by the Administrative Agent or the Arrangers.

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     SECTION 4. Conversion of Committed Term Loans. On the Sixth Amendment Effective Date, all Committed Term Loans then outstanding shall convert to Committed Revolver Loans, each Term Lender shall be deemed to be a Revolver Lender, and Schedule 2.01 shall be deemed amended to reflect such conversion. After giving effect to such conversion, the Borrower shall prepay any Committed Revolver Loans outstanding under the Revolver Facility (and pay any amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep Committed Revolver Loans ratable with any revised Pro Rata Shares.
     SECTION 5. Title Matters. The Title Deadline Date referenced in Section 5 of the Fourth Amendment shall be extended to April 2, 2010, or such later date as may be agreed to by the Administrative Agent in its reasonable discretion.
     SECTION 6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Sixth Amendment, the Borrower represents and warrants to the Administrative Agent and to each Lender that:
     (a) This Sixth Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).
     (b) The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Sixth Amendment Effective Date, after giving effect to this Sixth Amendment, as if made on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date.
     (c) As of the date hereof, at the time of and after giving effect to this Sixth Amendment, no Default or Event of Default has occurred and is continuing.
     (d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery, or performance by the Borrower or any Loan Party of its obligations hereunder. This Sixth Amendment has been duly authorized by the Borrower and each Loan Party party hereto by all necessary corporate, partnership, or limited liability company action, as applicable. The execution, delivery and performance of this Sixth Amendment and the documents and transactions contemplated hereby do not and will not (a) contravene the terms of the Borrower’s or any other Loan Party’s Organization Documents, (b) conflict with or result in any breach or contravention of, or result in creation of any Lien (other than Liens in favor of the Collateral Agent) under, any document evidencing any material Contractual Obligation to which the Borrower or any other Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any other Loan Party is subject, or (c) violate any Law applicable to any Loan Party.
     SECTION 7. Effect of Amendment.
     (a) This Sixth Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Sixth Amendment. Except as otherwise

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expressly provided by this Sixth Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Sixth Amendment and such Credit Agreement shall be read and construed as one instrument.
     (b) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Sixth Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Sixth Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Sixth Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.
     SECTION 8. Miscellaneous. This Sixth Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Sixth Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Sixth Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Sixth Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Sixth Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.
     SECTION 9. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS SIXTH AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     SECTION 10. Additional Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Sixth Amendment.
Remainder of Page Intentionally Blank. Signature Pages to Follow.

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     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P., as Borrower
By:	MARTIN OPERATING GP LLC, its General Partner

By:	MARTIN MIDSTREAM PARTNERS L.P., its Sole Member

By:	MARTIN MIDSTREAM GP LLC, its General Partner

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM PARTNERS L.P., as a Guarantor
By:	MARTIN MIDSTREAM GP LLC, its General Partner

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN OPERATING GP LLC, as a Guarantor
By:	MARTIN MIDSTREAM PARTNERS L.P., its Sole Member

By:	MARTIN MIDSTREAM GP LLC, its General Partner

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GAS SYSTEMS I, L.P., as a Guarantor
By:	Prism Gas Systems GP, L.L.C., its General Partner

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

PRISM GAS SYSTEMS GP, L.L.C., as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GULF COAST SYSTEMS, L.L.C., as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., as a Guarantor
By:	/s/ Ruben S. Martin
Ruben S. Martin
Sole Manager

[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WOODLAWN PIPELINE CO., INC., as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM LIQUIDS PIPELINE, LLC, as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ Ann Hurley
	Name:	Ann Hurley
	Title:	Manager, Agency

[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender and as L/C Issuer
By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as Syndication Agent and a Lender
By:	/s/ Thomas E. Stelmar Jr.
	Name:	Thomas E. Stelmar Jr.
	Title:	AVP / Portfolio Manager
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK, as Co-Documentation Agent and a Lender
By:	/s/ Brian Enzler
	Name:	Brian Enzler
	Title:	Assistant Vice President
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as a Lender
By:	/s/ Frank Carvelli
	Name:	Frank Carvelli
	Title:	Vice President
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Julie Castano
	Name:	Julie Castano
	Title:	Vice President
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender
By:	/s/ Michael M. Ward
	Name:	Michael M. Ward
	Title:	Credit & Operations Manager Syndications
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender
By:	/s/ David Simpson
	Name:	David Simpson
	Title:	Vice President
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE, LLC, as a Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NATIXIS, as a Lender
By:	/s/ Louis P. Laville, II
	Name:	Louis P. Laville, II
	Title:	Managing Director

By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Director
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	AVP / Portfolio Manager
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK, as a Lender
By:	/s/ Randy Peterson
	Name:	Randy Peterson
	Title:	Senior Vice President
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, as a Lender
By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior VP
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as successor in interest to Guaranty Bank, as a Lender
By:	/s/ Frank Carvelli
	Name:	Frank Carvelli
	Title:	Vice President
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By:	/s/ Stuart Gibson
	Name:	Stuart Gibson
	Title:	Senior Vice President
[SIGNATURE PAGE TO THE SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ANNEX A
SCHEDULE 1.01(A)
APPLICABLE RATE
Committed Revolver Loans

			Applicable Rate
			for Letters of
			Credit and	Applicable Rate
			Eurodollar Rate	for Base Rate
Pricing		Commitment fee	Loans	Loans
Level	Leverage Ratio	(bps)	(bps)	(bps)
1	Less than 2.75:1.00	50.0	300.0	200.0
2	Greater than or equal to 2.75:1.00 but less than 3.00:1.00	50.0	325.0	225.0
3	Greater than or equal to 3.00:1.00 but less than 3.50:1.00	50.0	350.0	250.0
4	Greater than or equal to 3.50:1.00 but less than 4.00:1.00	50.0	400.0	300.0
5	Greater than or equal to 4.00:1.00	50.0	425.0	325.0
Annex A